Treasury risk management	12 Months Ended
Dec. 31, 2022
Treasury Risk Management [Abstract]
Treasury risk management
16. Treasury risk management

Derivatives and hedge accounting
Derivatives are measured at fair value with any related transaction costs expensed as incurred. The treatment of changes in the value of derivatives depends on their use as explained below.
(i) Fair value hedges(a)
Certain derivatives are held to hedge the risk of changes in value of a specific bond or other loan. In these situations, the Group designates the liability and related derivative to be part of a fair value hedge relationship. The carrying value of the bond is adjusted by the fair value of the risk being hedged, with changes going to the income statement. Gains and losses on the corresponding derivative are also recognised in the income statement. The amounts recognised are offset in the income statement to the extent that the hedge is effective. Ineffectiveness may occur if the critical terms do not exactly match, or if there is a value adjustment resulting from a change in credit risk (in either the Group or the counter-party to the derivative) that is not matched by the hedged item. When the relationship no longer meets the criteria for hedge accounting, the fair value hedge adjustment made to the bond is amortised to the income statement using the effective interest method.
(ii) Cash flow hedges(a)
Derivatives are also held to hedge the uncertainty in timing or amount of future forecast cash flows. Such derivatives are classified as being part of cash flow hedge relationships. For an effective hedge, gains and losses from changes in the fair value of derivatives are recognised in equity. Cost of hedging, where material and opted for, is recorded in a separate account within equity. Any ineffective elements of the hedge are recognised in the income statement. Ineffectiveness may occur if there are changes to the expected timing of the hedged transaction. If the hedged cash flow relates to a non-financial asset, the amount accumulated in equity is subsequently included within the carrying value of that asset. For other cash flow hedges, amounts deferred in equity are taken to the income statement at the same time as the related cash flow.
When a derivative no longer qualifies for hedge accounting, any cumulative gain or loss remains in equity until the related cash flow occurs. When the cash flow takes place, the cumulative gain or loss is taken to the income statement. If the hedged cash flow is no longer expected to occur, the cumulative gain or loss is taken to the income statement immediately.
(iii) Net investment hedges(a)
Certain derivatives are designated as hedges of the currency risk on the Group’s investment in foreign subsidiaries. The accounting policy for these arrangements is set out in note 1.
(iv) Derivatives for which hedge accounting is not applied
Derivatives not classified as hedges are held in order to hedge certain balance sheet items and commodity exposures. No hedge accounting is applied to these derivatives, which are carried at fair value with changes being recognised in the income statement.

(a)Applying hedge accounting has not led to material ineffectiveness being recognised in the income statement for both 2022 and 2021. Fair value changes on basis spread is recorded in a separate account within equity.

The Group is exposed to the following risks that arise from its use of financial instruments, the management of which is described in the following sections:
■liquidity risk (see note 16A);
■market risk (see note 16B); and
■credit risk (see note 17B).
The Group’s risk management framework is established to set appropriate risk limits and controls, and to maintain adherence to these limits.
16A. Management of liquidity risk
Liquidity risk is the risk that the Group will face in meeting its obligations associated with its financial liabilities. The Group’s approach to managing liquidity is to ensure that it will have sufficient funds to meet its liabilities when due without incurring unacceptable losses. In doing this, management considers both normal and stressed conditions. A material and sustained shortfall in our cash flow could undermine the Group’s credit rating, impair investor confidence and also restrict the Group’s ability to raise funds.
The Group’s funding strategy was supported by cash delivery from the business, coupled with the proceeds from bond issuances. Surplus cash balances have been invested conservatively with low-risk counter-parties at maturities of primarily less than six months. In its liquidity assessment, the Group does not consider any supplier financing arrangements as these arrangements are non-recourse to Unilever and supplier payment dates and terms for Unilever do not vary based on whether the supplier chooses to use such financing arrangements.
Cash flow from operating activities provides the funds to service the financing of financial liabilities on a day-to-day basis. The Group seeks to manage its liquidity requirements by maintaining access to global debt markets through short-term and long-term debt programmes. In addition, Unilever has committed credit facilities for general corporate use.
On 31 December 2022, Unilever had undrawn revolving 364-day bilateral credit facilities in aggregate of $5,200 million and €2,550 million (2021: $7,965 million) with a 364-day term out. As part of the regular annual process, the intention is that these facilities will again be renewed in 2023.
The additional undrawn revolving 364-day bilateral credit facilities of €1,500 million as on 31 December 2021 were cancelled in 2022.
16A. Management of liquidity risk continued
The following table shows Unilever’s contractually agreed undiscounted cash flows, including expected interest payments, which are payable under financial liabilities at the balance sheet date:

	€ million	€ million	€ million	€ million	€ million	€ million	€ million	€ million
Undiscounted cash flows	Due within 1 year	Due between 1 and 2 years	Due between 2 and 3 years	Due between 3 and 4 years	Due between 4 and 5 years	Due after 5 years	Total	Net carrying amount as shown in balance sheet
2022
Non-derivative financial liabilities:
Bank loans and overdrafts	(529)	(5)	–	–	–	(7)	(541)	(519)
Bonds and other loans	(5,220)	(3,102)	(3,494)	(2,369)	(2,541)	(14,176)	(30,902)	(26,512)
Lease liabilities	(397)	(320)	(245)	(196)	(144)	(347)	(1,649)	(1,408)
Other financial liabilities	(104)	(27)	(290)	–	–	–	(421)	(418)
Trade payables, accruals and other liabilities	(17,166)	(74)	(28)	(16)	(12)	(38)	(17,334)	(17,334)
Deferred consideration	(79)	(96)	(14)	–	–	–	(189)	(180)
	(23,495)	(3,624)	(4,071)	(2,581)	(2,697)	(14,568)	(51,036)	(46,371)
Derivative financial liabilities:
Interest rate derivatives:								(529)
Derivative contracts – receipts	59	59	59	59	55	249	540
Derivative contracts – payments	(106)	(159)	(142)	(133)	(114)	(483)	(1,137)
Foreign exchange derivatives:								(217)
Derivative contracts – receipts	8,244	–	–	–	–	–	8,244
Derivative contracts – payments	(8,469)	–	–	–	–	–	(8,469)
Commodity derivatives:								(38)
Derivative contracts – receipts	–	–	–	–	–	–	–
Derivative contracts – payments	(38)	–	–	–	–	–	(38)
	(310)	(100)	(83)	(74)	(59)	(234)	(860)	(784)
Total	(23,805)	(3,724)	(4,154)	(2,655)	(2,756)	(14,802)	(51,896)	(47,155)
2021
Non-derivative financial liabilities:
Bank loans and overdrafts	(389)	(1)	(14)	–	–	(7)	(411)	(402)
Bonds and other loans	(6,759)	(2,944)	(2,942)	(3,382)	(1,786)	(13,589)	(31,402)	(27,621)
Lease liabilities	(426)	(345)	(276)	(228)	(176)	(488)	(1,939)	(1,649)
Other financial liabilities	(106)	(33)	(25)	(199)	–	–	(363)	(277)
Trade payables, accruals and other liabilities	(14,319)	(48)	(20)	(12)	(10)	(33)	(14,442)	(14,442)
Deferred consideration	(57)	(69)	(91)	(9)	–	–	(226)	(196)
	(22,056)	(3,440)	(3,368)	(3,830)	(1,972)	(14,117)	(48,783)	(44,587)
Derivative financial liabilities:
Interest rate derivatives:								(121)
Derivative contracts – receipts	815	56	492	45	45	986	2,439
Derivative contracts – payments	(811)	(38)	(499)	(39)	(39)	(1,043)	(2,469)
Foreign exchange derivatives:								(113)
Derivative contracts – receipts	7,371	100	–	–	–	–	7,471
Derivative contracts – payments	(7,505)	(103)	–	–	–	–	(7,608)
Commodity derivatives:								(1)
Derivative contracts – receipts	–	–	–	–	–	–	–
Derivative contracts – payments	(1)	–	–	–	–	–	(1)
	(131)	15	(7)	6	6	(57)	(168)	(235)
Total	(22,187)	(3,425)	(3,375)	(3,824)	(1,966)	(14,174)	(48,951)	(44,822)
The Group has sublet a small proportion of leased properties. Related future minimum sublease payments are €42 million (2021: €53 million).
16A. Management of liquidity risk continued
The following table shows cash flows for which cash flow hedge accounting is applied. The derivatives in the cash flow hedge relationships are expected to have an impact on profit and loss in the same periods as the cash flows occur.

	€ million	€ million	€ million	€ million	€ million	€ million	€ million	€ million
	Due within 1 year	Due between 1 and 2 years	Due between 2 and 3 years	Due between 3 and 4 years	Due between 4 and 5 years	Due after 5 years	Total	Net carrying amount of related derivatives(a)
2022
Foreign exchange cash inflows	3,100	–	–	–	–	–	3,100	–
Foreign exchange cash outflows	(3,180)	–	–	–	–	–	(3,180)	(48)
Interest rate swaps cash inflows	564	502	27	27	952	–	2,072	119
Interest rate swaps cash outflows	(464)	(473)	(13)	(13)	(923)	–	(1,886)	–
Commodity contracts cash inflows	6	–	–	–	–	–	6	6
Commodity contracts cash outflows	(38)	–	–	–	–	–	(38)	(38)
2021
Foreign exchange cash inflows	3,118	–	–	–	–	–	3,118	–
Foreign exchange cash outflows	(3,073)	–	–	–	–	–	(3,073)	67
Interest rate swaps cash inflows	1,170	530	473	26	26	896	3,121	–
Interest rate swaps cash outflows	(1,147)	(464)	(473)	(13)	(13)	(923)	(3,033)	(19)
Commodity contracts cash inflows	45	–	–	–	–	–	45	45
Commodity contracts cash outflows	(1)	–	–	–	–	–	(1)	(1)
(a)See note 16C.
16B. Management of market risk
Unilever’s size and operations result in it being exposed to the following market risks that arise from its use of financial instruments:
■commodity price risk;
■currency risk; and
■interest rate risk.
The above risks may affect the Group’s income and expenses, or the value of its financial instruments. The objective of the Group’s management of market risk is to maintain this risk within acceptable parameters, while optimising returns. Generally, the Group applies hedge accounting to manage the volatility in income statement arising from market risk.
Where the Group uses hedge accounting to mitigate the above risks, it is normally implemented centrally by either the Treasury or Commodity Risk Management teams, in line with their respective frameworks and strategies. Hedge effectiveness is determined at the inception of the hedge relationship, and through periodic prospective effectiveness assessments to ensure that an economic relationship continues to exist between the hedged item and hedging instrument. The Group generally enters into hedge relationships where the critical terms of the hedging instrument match exactly with the hedged item, meaning that the economic relationship between the hedged item and hedging instrument is evident, so only a qualitative assessment is performed. When a qualitative assessment is not considered sufficient, for example when the critical terms of the hedging instrument do not match exactly with the hedged item, a quantitative assessment of hedge effectiveness will also be performed. The hedge ratio is set on inception for all hedge relationships and is dependent on the alignment of the critical terms of the hedging instrument to the hedged item (in most instances these are matched, so the hedge ratio is 1:1).
16B. Management of market risk continued
The Group’s exposure to, and management of, these risks is explained below. It often includes derivative financial instruments, the uses of which are described in note 16C.

Potential impact of risk	Management policy and hedging strategy	Sensitivity to the risk
(i) Commodity price risk
The Group is exposed to the risk of changes in commodity prices in relation to its purchase of certain raw materials.
At 31 December 2022, the Group had hedged its exposure to future commodity purchases with commodity derivatives valued at €576 million (2021: €570 million).
Hedges of future commodity purchases resulted in cumulative gain of €197 million (2021: gain of €153 million) being reclassified to the income statement and gain of €103 million (2021: gain of €114 million) being recognised as a basis adjustment to inventory purchased.

The Group uses commodity forwards, futures, swaps and option contracts to hedge against this risk. All commodity forward contracts hedge future purchases of raw materials and the contracts are settled either in cash or by physical delivery.
The Group also hedges risk components of commodities where it is not possible to hedge the commodity in full. This is done with reference to the contract to purchase the hedged commodity.
Commodity derivatives are generally designated as hedging instruments in cash flow hedge accounting relations. All commodity derivative contracts are done in line with approvals from the Global Commodity Executive which is chaired by the Unilever Chief Business Operations Officer (CBOO) or the Global Commodity Operating Team which is chaired by the Chief Procurement Officer.

A 10% increase in commodity prices as at 31 December 2022 would have led to a €58 million gain on the commodity derivatives in the cash flow hedge reserve (2021: €61 million gain in the cash flow hedge reserve).
A decrease of 10% in commodity prices on a full-year basis would have the equal but opposite effect.

(ii) Currency risk
Currency risk on sales, purchases and borrowings
Because of Unilever’s global reach, it is subject to the risk that changes in foreign currency values impact the Group’s sales, purchases and borrowings.
At 31 December 2022, the exposure to the Group from companies holding financial assets and liabilities other than in their functional currency amounted to €315 million (2021: €230 million).

The Group manages currency exposures within prescribed limits, mainly through the use of forward foreign currency exchange contracts.
Operating companies manage foreign exchange exposures within prescribed limits.
The aim of the Group’s approach to management of currency risk is to leave the Group with no material residual risk.

As an estimation of the approximate impact of the residual risk, with respect to financial instruments, the Group has calculated the impact of a 10% change in exchange rates.
Impact on income statement
A 10% strengthening of the foreign currencies against the respective functional currencies of group companies would have led to approximately an additional €32 million loss in the income statement (2021: €23 million loss).
A 10% weakening of the foreign currencies against the respective functional currencies of group companies would have led to an equal but opposite effect.
Impact on equity – trade-related cash flow hedges
A 10% strengthening of foreign currencies against the respective functional currencies of group companies hedging future trade cash flows and applying cash flow hedge accounting, would have led to €99 million loss (2021: €113 million loss) in equity.
A 10% weakening of the same would have led to an equal but opposite effect.

As at year end, the Group had the below notional amount of currency derivatives outstanding to which cash flow hedge accounting is applied:
Currency	2022	2021
EUR*	(958)	(922)
GBP	(408)	(449)
USD	764	699
SEK	(103)	(98)
CAD	(86)	(105)
PLN	(64)	(54)
Others	(136)	(205)
Total	(991)	(1,134)
* Euro exposure relates to group companies having non-euro functional currencies.
16B. Management of market risk continued

Potential impact of risk	Management policy and hedging strategy	Sensitivity to the risk
Currency risk on the Group’s net investments
The Group is also subject to currency risk in relation to the translation of the net investments of its foreign operations into euros for inclusion in its consolidated financial statements.
These net investments include Group financial loans, which are monetary items that form part of our net investment in foreign operations, of €13.0 billion (2021: €9.9 billion), of which €8.8 billion (2021: €5.9 billion) is denominated in GBP. In accordance with IAS 21, the exchange differences on these financial loans are booked through reserves.
Part of the currency exposure on the Group’s investments is also managed using USD net investment hedges with a nominal value of €2.8 billion (2021: €3.0 billion) for USD.
At 31 December 2022, the net exposure of the net investments in foreign currencies amounts to €23.7 billion (2021: €23.6 billion).

Unilever aims to minimise this currency risk on the Group’s net investment exposure by borrowing in local currency in the operating companies themselves. In some locations, however, the Group’s ability to do this is inhibited by local regulations, lack of local liquidity or by local market conditions.
Treasury may decide on a case-by-case basis to actively hedge the currency exposure from net investment in foreign operations. This is done either through additional borrowings in the related currency, or through the use of forward foreign exchange contracts.
Where local currency borrowings, or forward contracts, are used to hedge the currency risk in relation to the Group’s net investment in foreign subsidiaries, these relationships are designated as net investment hedges for accounting purposes.
Exchange risk related to the principal amount of the USD denominated debt either forms part of hedging relationship itself, or is hedged through forward contracts.

Impact on equity – net investment hedges
A 10% strengthening of the euro against other currencies would have led to €280 million (2021: €303 million) loss in the equity on the net investment hedges used to manage the currency exposure on the Group’s investments.
A 10% weakening of the euro against other currencies would have led to an equal but opposite effect.
Impact on equity – net investments in group companies
A 10% strengthening of the euro against all other currencies would have led to €2,370 million negative retranslation effect (2021:€2,363 million negative retranslation effect).
A 10% weakening of the euro against all other currencies would have led to an equal but opposite effect.
In line with accepted hedge accounting treatment and our accounting policy for financial loans, the retranslation differences would be recognised in equity.

(iii) Interest rate risk(a)
The Group is exposed to market interest rate fluctuations on its floating-rate debt. Increases in benchmark interest rates could increase the interest cost of our floating-rate debt and increase the cost of future borrowings. The Group’s ability to manage interest costs also has an impact on reported results.
The Group does not have any material floating interest-bearing financial assets or any significant long-term fixed interest-bearing financial assets. Consequently, the Group’s interest rate risk arises mainly from financial liabilities other than lease liabilities.
Taking into account the impact of interest rate swaps, at 31 December 2022, interest rates were fixed on approximately 68% of the expected financial liabilities (excluding lease liabilities) for 2023, and 59% for 2024 (75% for 2022 and 70% for 2023 at 31 December 2021).
As at 31 December 2022, the Group had $2,050 million (2021: $3,300 million) of outstanding cross-currency interest rate swaps (on which cash flow hedge accounting is applied).

Unilever’s interest rate management approach aims for an optimal balance between fixed and floating-rate interest rate exposures on expected financial liabilities. The objective of this approach is to minimise annual interest costs.
This is achieved either by issuing fixed or floating-rate long-term debt, or by modifying interest rate exposure through the use of interest rate swaps.
The majority of the Group’s existing interest rate derivatives are designated as cash flow hedges and are expected to be effective. The fair value movement of these derivatives is recognised in the income statement, along with any changes in the relevant fair value of the underlying hedged asset or liability.

Impact on income statement
Assuming that all other variables remain constant, a 1.0 percentage point increase in floating interest rates on a full-year basis as at 31 December 2022 would have led to an additional €85 million of additional finance cost (2021: €77 million additional finance costs).
A 1.0 percentage point decrease in floating interest rates on a full-year basis would have led to an equal but opposite effect.
Impact on equity – cash flow hedges
Assuming that all other variables remain constant, a 1.0 percentage point increase in interest rates on a full-year basis as at 31 December 2022 would have led to an additional €1 million credit in equity from derivatives in cash flow hedge relationships (2021: €3 million credit).
A 1.0 percentage point decrease in interest rates on a full-year basis would have led to an additional €1 million debit in equity from derivatives in cash flow hedge relationships (2021: €4 million debit).

As at 31 December 2022, the Group had the below notional amount of outstanding fixed-to-float interest rate swaps on which fair value hedge accounting is applied:
	€ million	€ million
Currency	2022	2021
EUR	2,000	–
USD	1,267	1,192
GBP	339	–
Total	3,606	1,192

For interest management purposes, transactions with a maturity shorter than six months from inception date are not included as fixed interest transactions.
The average interest rate on short-term borrowings in 2022 was 1.2% (2021: 0.7%).

(a)See the weighted average amount of financial liabilities with fixed-rate interest shown in the following table.
16B. Management of market risk continued
The following table shows the split in fixed and floating-rate interest exposures, taking into account the impact of interest rate swaps and cross-currency swaps:

	€ million	€ million
	2022	2021
Current financial liabilities	(5,775)	(7,252)
Non-current financial liabilities	(23,713)	(22,881)
Total financial liabilities	(29,488)	(30,133)
Less: lease liabilities	(1,408)	(1,649)
Financial liabilities (excluding lease liabilities)	28,080	28,484
Of which:
Fixed rate (weighted average amount of fixing for the following year)	(19,594)	(20,787)
16C. Derivatives and hedging
The Group does not use derivative financial instruments for speculative purposes. The uses of derivatives and the related values of derivatives are summarised in the following table. Derivatives used to hedge:

	€ million	€ million		€ million	€ million	€ million		€ million	€ million
	Trade and other receivables	Current financial assets		Non-Current financial assets	Trade payables and other liabilities	Current financial liabilities		Non-Current financial liabilities	Total
31 December 2022
Foreign exchange derivatives
Fair value hedges	–	–		–	–	–		–	–
Cash flow hedges	32	–		–	(80)	–		–	(48)
Hedges on the net investment in foreign operations	–	–		–	–	(92)	(a)	–	(92)
Hedge accounting not applied	51	163	(a)	–	(35)	(10)	(a)	–	169
Interest rate derivatives
Fair value hedges	–	–		–	–	–		(522)	(522)
Cash flow hedges	–	75		51	–	–		(7)	119
Hedge accounting not applied	–	–		–	–	–		–	–
Commodity contracts
Cash flow hedges	6	–		–	(38)	–		–	(32)
Hedge accounting not applied	–	–		–	–	–		–	–
	89	238		51	(153)	(102)		(529)	(406)
	Total assets			378	Total liabilities			(784)	(406)
31 December 2021
Foreign exchange derivatives
Fair value hedges	–	–		–	–	–		–	–
Cash flow hedges	100	–		–	(33)	–		–	67
Hedges on the net investment in foreign operations	–	112	(a)	–	–	–		–	112
Hedge accounting not applied	16	(47)	(a)	–	(17)	(61)	(a)	(2)	(111)
Interest rate derivatives
Fair value hedges	–	–		–	–	–		(39)	(39)
Cash flow hedges	–	11		52	–	(24)		(58)	(19)
Hedge accounting not applied	–	–		–	–	–		–	–
Commodity contracts
Cash flow hedges	45	–		–	(1)	–		–	44
Hedge accounting not applied	–	–		–	–	–		–	–
	161	76		52	(51)	(85)		(99)	54
	Total assets			289	Total liabilities			(235)	54

(a)Swaps that hedge the currency risk on intra-group loans and offset ‘Hedges of net investments in foreign operations’ are included within ‘Hedge accounting not applied’. See below for further details.
16C. Derivatives and hedging continued
Master netting or similar agreements
A number of legal entities within the Group enter into derivative transactions under International Swaps and Derivatives Association (ISDA) master netting agreements. In general, under such agreements the amounts owed by each counter-party on a single day in respect of all transactions outstanding in the same currency are aggregated into a single net amount that is payable by one party to the other. In certain circumstances, such as when a credit event such as a default occurs, all outstanding transactions under the agreement are terminated, the termination value is assessed and only a single net amount is payable in settlement of all transactions.
The ISDA agreements do not meet the criteria for offsetting the positive and negative values in the consolidated balance sheet. This is because the Group does not have a legally enforceable right to offset recognised amounts against counterparties, as the right to offset is enforceable only upon the occurrence of credit events such as a default.
The column ‘Related amounts not set off in the balance sheet – Financial instruments’ shows the netting impact of our ISDA agreements, assuming the agreements are respected in the relevant jurisdiction.
(i) Financial assets
The following financial assets are subject to offsetting, enforceable master netting arrangements and similar agreements.

				Related amounts not set off in the balance sheet
	€ million	€ million	€ million	€ million	€ million	€ million
As at 31 December 2022	Gross amounts of recognised financial assets	Gross amounts of recognised financial assets set off in the balance sheet	Net amounts of financial assets presented in the balance sheet	Financial instruments	Cash collateral received	Net amount
Derivative financial assets	449	(71)	378	(272)	(81)	25
As at 31 December 2021
Derivative financial assets	401	(112)	289	(107)	(27)	155
(ii) Financial liabilities
The following financial liabilities are subject to offsetting, enforceable master netting arrangements and similar agreements.

				Related amounts not set off in the balance sheet
	€ million	€ million	€ million	€ million	€ million	€ million
As at 31 December 2022	Gross amounts of recognised financial liabilities	Gross amounts of recognised financial liabilities set off in the balance sheet	Net amounts of financial liabilities presented in the balance sheet	Financial instruments	Cash collateral received	Net amount
Derivative financial liabilities	(855)	71	(784)	272	–	(512)
As at 31 December 2021
Derivative financial liabilities	(347)	112	(235)	107	–	(128)